Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Focus Value + Growth Fund, on Form N-CSR of the Scudder Focus Value + Growth Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                    /s/Julian Sluyters
                                                    Julian Sluyters
                                                    Chief Executive Officer
                                                    Scudder Focus Value + Growth
                                                    Fund

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group











Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Focus Value + Growth Fund, on Form N-CSR of the Scudder Focus Value + Growth Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                    /s/Paul Schubert
                                                    Paul Schubert
                                                    Chief Financial Officer
                                                    Scudder Focus Value + Growth
                                                    Fund